SECOND AMENDMENT TO

AGREEMENT FOR PURCHASE AND SALE

THIS SECOND AMENDMENT is executed effective November 30, 2005 by and between the undersigned Seller and Buyer. This Amendment amends that certain Agreement for Purchase and Sale between Seller and Buyer dated for reference purposes August 18, 2005 regarding the purchase and sale of certain property located at 795 Trademark Drive, Reno, Nevada, as amended (the “Agreement”). The defined, capitalized terms used in the Agreement shall have the same meaning when used herein.

The Agreement is amended as follows:

1. The parties hereby agree that the final day allowed for Close of Escrow, originally set by Section 6.2.1 of the Agreement to be December 15, 2005, is hereby extended to January 6, 2006.

2. Seller acknowledges that, pursuant to Section 14 of the Agreement, Buyer has the right to assign the Agreement to a new Delaware limited liability company wholly owned by Buyer (the “LLC”).

3. As part of the Assumption, Lender may require the LLC, Buyer, and/or various affiliates of the LLC or Buyer (all collectively, “Assuming Parties”) to assume liability for matters that shall have arisen or accrued after Seller acquired by Property but prior to the Close of Escrow, such as environmental matters, nonrecourse carve-out matters, or violations of representations or covenants in the Loan documents (collectively, “Prior Liabilities”). If and to the extent Lender requires Buyer to assume Prior Liabilities, Triple Net Properties, LLC shall defend and indemnify the Assuming Parties regarding any such Prior Liabilities and all claims and losses related to the same or resulting from assumption of the same. This covenant shall survive Close of Escrow and not be merged in any document delivered at Close of Escrow.

4. This Second Amendment may be executed in counterparts and shall become binding when one such counterpart has been delivered by each of the parties. Delivery by facsimile is sufficient.

5. Except as expressly amended hereby, the Agreement remains unamended and is in full force and effect and is hereby ratified and confirmed.

IN WITNESS WHEREOF, this Second Amendment has been executed as of the date and year first above written.

[Signatures on following pages]

1 — SECOND AMENDMENT TO

AGREEMENT FOR PURCHASE AND SALE

NNN:

Triple Net Properties, LLC,

a Virginia limited liability company,

By: /s/ Anthony W. Thompson

Its:	Anthony W. Thompson

CEO

SELLER:

TREIT-Reno Trademark, LLC, a Nevada limited liability company

By:	Triple Net Properties, LLC, a Virginia limited liability company, its Vice President

By: /s/ Jack R. Maurer

Name: Jack R. Maurer Title: Executive Vice President

NNN Reno Trademark 1, LLC, a Nevada limited liability company
By:	Triple Net Properties, LLC,
a Virginia limited liability company
its Vice President
By: /s/ Jack R. Maurer
Name: Jack R. Maurer
Title: Executive Vice President

NNN Reno Trademark 2, LLC, a Nevada limited liability company
By:	Triple Net Properties, LLC,
a Virginia limited liability company
its Vice President
By: /s/ Jack R. Maurer
Name: Jack R. Maurer
Title: Executive Vice President

NNN Reno Trademark 3, LLC, a Nevada limited liability company
By:	Triple Net Properties, LLC,
a Virginia limited liability company
its Vice President
By: /s/ Jack R. Maurer
Name: Jack R. Maurer
Title: Executive Vice President

2	- SECOND AMENDMENT TO

AGREEMENT FOR PURCHASE AND SALE

NNN Reno Trademark 4, LLC, a Nevada limited liability company

By:	Triple Net Properties, LLC,

a Virginia limited liability company,

its Vice President

By: /s/ Jack R. Maurer

	Name: Jack R. Maurer Title:	Executive Vice President

NNN Reno Trademark 5, LLC, a Nevada limited liability company
By:	Triple Net Properties, LLC,
a Virginia limited liability company,
its Vice President
By: /s/ Jack R. Maurer
Name: Jack R. Maurer
Title: Executive Vice President

NNN Reno Trademark 6, LLC, a Nevada limited liability company
By:	Triple Net Properties, LLC,
a Virginia limited liability company,
its Vice President
By: /s/ Jack R. Maurer
Name: Jack R. Maurer
Title: Executive Vice President

NNN Reno Trademark 7, LLC, a Nevada limited liability company
By:	Triple Net Properties, LLC,
a Virginia limited liability company,
its Vice President
By: /s/ Jack R. Maurer
Name: Jack R. Maurer
Title: Executive Vice President

NNN Reno Trademark 8, LLC, a Nevada limited liability company
By:	Triple Net Properties, LLC,
a Virginia limited liability company,
its Vice President
By: /s/ Jack R. Maurer
Name: Jack R. Maurer
Title: Executive Vice President

3 - SECOND AMENDMENT TO
AGREEMENT FOR PURCHASE AND SALE
NNN Reno Trademark 9, LLC, a Nevada limited liability company
By:	Triple Net Properties, LLC,
a Virginia limited liability company,
its Vice President
By: /s/ Jack R. Maurer
Name: Jack R. Maurer
Title: Executive Vice President

BUYER:

Skyline, LP, a limited partnership

By:	RK Skyline Mgr., LLC,

a limited liability company

its general partner

	By:	/s/ Rick Katzenbach

Name:	Rick Katzenbach
Its:	Manager/Member

4	– SECOND AMENDMENT TO

AGREEMENT FOR PURCHASE AND SALE